UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 26, 2018

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 305-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2018, Valley National Bancorp (“Valley”) issued a press release reporting 2018 first quarter results of operations.

A copy of the press release is attached to this Current Report Form 8-K as Exhibit 99.

The information disclosed in this Item 2.02 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Valley’s 2018 first quarter press release contains certain supplemental financial information, described in the Notes to Selected Financial Data included in Exhibit 99, which has been determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”). Management internally reviews each of these non-GAAP financial measures to evaluate performance on a comparative period to period basis. Management believes these non-GAAP financial measures provide information useful to investors in understanding Valley’s financial results, the impact of such non-GAAP financial measures on Valley’s operating results and financial condition.

Item 7.01	Regulation FD Disclosure.

Valley is furnishing presentation materials included as Exhibit 99.2 to this report pursuant to Item 7.01 of Form 8-K. Valley is not undertaking to update this presentation. The information in this report (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.2).

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
(d)	Exhibits.
99.1	Press Release dated April 26, 2018.
The Press Release disclosed in this Item 9.01 as Exhibit 99 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
99.2	Valley National Bancorp Presentation materials used in connection with first quarter 2018 conference call.
The Presentation materials disclosed in this Item 9.01 as Exhibit 99.2 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2018	VALLEY NATIONAL BANCORP
	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and
Chief Financial Officer (Principal Financial Officer)